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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 2, 2000
                Date of earliest event reported: October 31, 2000


                                     AVIRON
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



       0-20815                                           77-0309686
(Commission File No.)                          (IRS Employer Identification No.)

                             297 N. BERNARDO AVENUE
                             MOUNTAIN VIEW, CA 94043
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (650) 919-6500


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ITEM 5. OTHER EVENTS.

     On October 31, 2000, Aviron announced that it had submitted to the U.S. Food and Drug Administration a Biologics License Application for its investigational intranasal influenza vaccine, FluMist(TM). See press release attached hereto as Exhibit 99.1.

ITEM 7. EXHIBITS.

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
Exhibit 99.1 Press Release, dated October 31, 2000, entitled "Aviron Submits Biologics License Application for FluMist(TM) --- Innovative Nasal Mist Flu Vaccine to be Co-Promoted with American Home Products Upon FDA Approval."
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       AVIRON

Dated:  November 2, 2000               By: /s/ C. Boyd Clarke
                                           ------------------------
                                           C. Boyd Clarke
                                           President and Chief Executive Officer


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                                INDEX TO EXHIBITS

Exhibit 99.1        Press Release, dated October 31, 2000, entitled "Aviron
                    Submits Biologics License Application for FluMist(TM) ---
                    Innovative Nasal Mist Flu Vaccine to be Co-Promoted with
                    American Home Products Upon FDA Approval."



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